UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2022

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7780-420 Briar Creek Parkway, Raleigh, NC 27617

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Marrone Bio Innovations, Inc. (the “Company”) held on July 8, 2022 (the “2022 Special Meeting”), the Company’s stockholders approved (i) a proposal to adopt the Agreement and Plan of Merger, dated as of March 16, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among Bioceres Crop Solutions Corp., BCS Merger Sub, Inc., and the Company and (ii) a proposal to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to the Company’s named executives in connection with the merger contemplated by the Merger Agreement.

On May 31, 2022, the record date for stockholders entitled to notice of, and to vote at, the 2022 Special Meeting, 182,378,219 shares of common stock were issued and outstanding. The holders of 127,130,867 shares were present at the 2022 Special Meeting either virtually or by proxy, constituting a quorum of 69.7%. Our stockholders considered and voted on the following proposals at the 2022 Special Meeting:

(i)	Our stockholders approved the adoption of the Merger Agreement.

The results of the voting were as follows:

VOTES FOR:	126,741,783
VOTES AGAINST:	327,863
VOTES ABSTAINED:	61,221

(ii)	Our stockholders approved by non-binding advisory vote the merger-related named executive officer compensation.

The results of the voting were as follows:

VOTES FOR:	125,284,456
VOTES AGAINST:	918,163
VOTES ABSTAINED:	928,248

Since there were sufficient votes represented at the special meeting to adopt the Merger Agreement, the proposal to adjourn the special meeting to solicit additional proxies was moot and therefore not presented or voted on.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued on July 11, 2022 by Marrone Bio Innovations, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: July 11, 2022	By:	/s/ Linda V. Moore
Linda V. Moore
Chief Legal Officer